UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008 (July 31, 2008)

Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2008, Republic Services, Inc. (“Republic”), Allied Waste Industries, Inc. (“Allied”) and RS Merger Wedge, Inc. (“Merger Sub”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of June 22, 2008, by and among Republic, Allied and Merger Sub (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Allied (the “Merger”).

The Amendment provides for the elimination of the proposed Republic charter amendment as contemplated by the Merger Agreement, and it clarifies certain matters with respect to the issuance of securities of Republic in connection with the Merger.

The foregoing description of the Amendment, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Allied’s Current Report on Form 8-K, filed on June 23, 2008 and is incorporated herein by reference.

Additional Information and Where to Find It.

On August 1, 2008, Republic filed a Joint Preliminary Proxy Statement/Prospectus concerning the previously announced proposed transaction between Republic, Merger Sub and Allied, which will be subject to review by the Securities and Exchange Commission. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Republic and Allied. INVESTORS AND SECURITY HOLDERS OF REPUBLIC AND ALLIED ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Republic and Allied through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Republic Services, Inc., 110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida, 33301 Attention: Investor Relations or by directing a request to Allied Waste Industries, Inc., 18500 North Allied Way, Phoenix, Arizona 85054, Attention: Investor Relations.

Participants in Solicitation.

Republic, Allied and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Republic’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 2, 2008, and information regarding Allied’s directors and executive officers is available in Allied’s Annual Report on Form 10-K, for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008 and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 10, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 31, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2008

ALLIED WASTE INDUSTRIES, INC.

By: /s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 31, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.